Sidoti Small Cap Conference June 12, 2024 EXHIBIT 99.1

CONFIDENTIAL This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss). This Presentation also contains certain key business metrics which are used to evaluate our business and growth trends, establish budgets, measure the effectiveness of our sales and marketing efforts, and assess operational efficiencies. We define total orders as the total number of customer orders delivered less total orders returned in a given period (excluding those repair, resize, and other orders which have no revenue). We view total orders as a key indicator of the velocity of our business and an indication of the desirability of our products to our customers. Total orders, together with AOV, is an indicator of the net sales we expect to recognize in a given period. Total orders may fluctuate based on the number of visitors to our website and showrooms, and our ability to convert these visitors to customers. We believe that total orders is a measure that is useful to investors and management in understanding our ongoing operations and in an analysis of ongoing operating trends. We define average order value, or AOV, as net sales in a given period divided by total orders in that period. AOV varies depending on the product type and number of items per order. We define average selling price, or ASP, as the total retail sales price of products sold in a given period divided by the total number of product units sold during that same period. We believe that AOV and ASP, are measures that are useful to investors and management in understanding our ongoing operations and in an analysis of ongoing operating trends. AOV and ASP may also fluctuate as we expand into and increase our presence in additional product types and price points, and open additional showrooms. Industry and Market Data We include in this Presentation statements regarding factors that have impacted our industry. Such statements are statements of belief and are based on industry data and forecasts that we have obtained from internal company surveys, publicly available information, industry publications and surveys and third-party studies. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Certain market, ranking and industry data included in the Presentation, including the size of certain markets and our size or position and the positions of our competitors within these markets, including our services relative to our competitors, are based on estimates of our management. These estimates have been derived from our management's knowledge and experience in the market in which we operate, as well as information obtained from internal company surveys, industry publications and surveys, third-party studies and other publicly available information related to the market in which we operate. Unless otherwise noted, all of our market share and market position information presented in this Presentation is an approximation based on management's knowledge. In addition, while we believe that the industry information included herein is generally reliable, such information is inherently imprecise. While we are not aware of any misstatements regarding the industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. Trademarks This Presentation includes our trademarks and trade names which are protected under applicable intellectual property laws and are our property. 2 Forward-Looking Statements This Presentation contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts contained in this Presentation may be forward-looking statements. Statements regarding our future results of operations and financial position, including expected net sales and Adjusted EBITDA Margins for the second quarter of 2024 and expectations regarding net sales and Adjusted EBITDA for the full year 2024, expectations as to certain medium term financial targets, business strategy, plans and objectives of management for future operations, including, among others, statements regarding expected growth and increased market share, introduction of new products, future capital expenditures, and debt service obligations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "evolve," "expect," "intend," "may," "plan," "potential," "predict," "seek," "should," "strategy," "target," "will," or "would," or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. You should not rely upon forward-looking statements as predictions of future events. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: fluctuations in the pricing and supply of diamonds, other gemstones, and precious metals, particularly responsibly sourced natural and lab-grown diamonds and recycled precious metals such as gold; an overall decline in the health of the economy and other factors impacting consumer spending, such as recessionary or inflationary conditions, governmental instability, war and fears of war, and natural disasters; our ability to cost-effectively turn existing customers into repeat customers or acquire new customers; our rapid growth in recent years and limited operating experience at our current scale of operations; our ability to manage growth effectively; increased lead times, supply shortages, and supply changes; our expansion plans in the United States; our ability to compete in the fine jewelry retail industry; our ability to maintain and enhance our brand and to engage or expand our base of customers; our ability to effectively develop and expand our sales and marketing capabilities and increase our customer base and achieve broader market acceptance of our e-commerce and omnichannel approach to shopping for fine jewelry; our profitability and cash flow being negatively affected if we are not successful in managing our inventory balances and inventory shrinkage; a decline in sales of Design Your Own rings; our ability to manage growth effectively; our heavy reliance on our information technology systems, as well as those of our third-party vendors and service providers, for our business to effectively operate and to safeguard confidential information and risks related to any significant failure, inadequacy or interruption of these systems, security breaches or loss of data; the impact of environmental, social, and governance matters on our business and reputation; our ability to manage risks related to our e-commerce and omnichannel business; our ability to effectively anticipate and respond to changes in consumer preferences and shopping patterns and introduce new products and programs that appeal to new or existing customers; our dependence on distributions from Brilliant Earth, LLC, our principal asset, to pay our taxes and expenses, including payments under the Tax Receivable Agreement; risks related to our obligations to make substantial cash payments under the Tax Receivable Agreement and risks related to our organizational structure; and the other risks, uncertainties and the factors described in the section titled “Risk Factors” in our Annual Report on Form10-K for the year ended December 31, 2023, which filing is available at www.sec.gov. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this Presentation. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained in this Presentation, whether as a result of any new information, future events or otherwise. Disclosure Regarding Non-GAAP Financial Measures and Key Metrics This Presentation contains certain financial measures not presented in accordance with US Generally Accepted Accounting Principles ("GAAP"), including Adjusted EBITDA and Adjusted EBITDA margin. These non-GAAP financial measures provide users of our financial information with useful information in evaluating our operating performance and exclude certain items from net income that may vary substantially in frequency and magnitude from period to period. We define EBITDA as net income (loss) before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as net income (loss) excluding interest expense, income taxes, depreciation expense, amortization of cloud-based software implementation costs, showroom pre-opening expense, equity-based compensation expense, certain non-operating expenses and income, and other unusual and/or infrequent costs, which that we do not consider in our evaluation of ongoing performance of our core operations. We define Adjusted EBITDA margin as Adjusted EBITDA calculated as a percentage of net sales. We believe that Adjusted EBITDA and Adjusted EBITDA margin, which eliminate the impact of certain expenses that we do not believe reflect our underlying business performance, provide useful information to investors to assess the performance of our business. Please refer to the section of this presentation entitled “Non-GAAP Metrics and Reconciliations” for a reconciliation of GAAP to non-GAAP financial information.

Company Overview 3

CONFIDENTIAL The Next Generation Fine Jeweler for Today’s Consumer Brilliant Earth is a global leader in fine jewelry. We are successfully executing our strategy to transform and modernize the jewelry industry. 4 Digitally Native, Tech-Driven and Customer- Obsessed Mission-Driven Ethos Unique and Award-Winning Designs Personalized, Joyful Omnichannel Customer Experience

CONFIDENTIAL Brilliant Earth reaches consumers in all U.S. states and over 50 countries 2020 Simone I. Smith product partnership 2005 Founded in San Francisco 2013 >$25m in sales Launched Australian website 2015 >$50m in sales Launched Brilliant Earth Mobile School in the Democratic Republic of Congo 2017 >$100m in sales Launched UK website 2019 >$200m in sales Launched blockchain enabled diamonds Rainforest Alliance product partnership 2012 Launched Canadian website Began offering lab-created diamonds Raised only outside equity round 2023 $446m in sales Opened 37th showroom Introduced Sol, Carbon Capture and 100% Renewable Collections 2008 Early adopter of social media 2021 IPO Established Brilliant Earth Foundation 2022 Published Sustainability Report Jade Trau partnership Fairmined gold partnership Opened 25th showroom 5 Industry Transforming History and Growth-Focused Future 2024 Jane Goodall partnership and collection

CONFIDENTIAL VAST INDUSTRY THAT IS RIPE FOR DISRUPTION1Brilliant Earth’s Competitive Advantages 6 AGILE BUSINESS MODEL THAT CAN SWIFTLY ADAPT2 USING DATA TO INFORM DECISION-MAKING ASSET LIGHT MODEL NOT BURDENED BY HOLDING EXCESS INVENTORY 3 OMNICHANNEL MODEL PROVIDES A JOYFUL, SEAMLESS SHOPPING EXPERIENCE4 OUR VALUES STRONGLY RESONATE WITH OUR CUSTOMERS5

CONFIDENTIAL Proven Ability to Deliver Profitable Growth 7 ADJUSTED EBITDA1 ($ MILLIONS)NET SALES ($ MILLIONS) 1 See Appendix for a reconciliation from Net Income and Net Income Margin to Adjusted EBITDA and Adjusted EBITDA Margin $252 $380 $440 $446 2020 2021 2022 2023 $28 $50 $39 $26 2020 2021 2022 2023 11% 13% ADJUSTED EBITDA MARGIN % 9%45% 49% 53% GROSS PROFIT MARGIN % 58% 6%

8 Q1 2024 Results

CONFIDENTIAL 9 ª $97.3M in net sales, approximately flat year-over-year ª 13.7% y/y total order growth and over 20% y/y growth in repeat orders ª Average Selling Price (ASP) up y/y across product lines including engagement rings, wedding bands, and fine jewelry ª Gross margin of 59.9% a 500-basis point expansion y/y ª Adjusted EBITDA of $5.1M, exceeding expectations ª 11th consecutive quarter of positive Adjusted EBITDA as a public company ª Inventory turns significantly higher than industry average ª $1.5M increase in cash balance y/y even after capital investments and reduction of debt principal balance Q1 2024 Highlights and Key Achievements

CONFIDENTIAL 10 +500 bps 54.9% 59.9% Q1 2023 Q1 2024 Q1 GROSS MARGIN ($ MILLIONS) $58.3$53.7 Q1 ADJUSTED EBITDA ($ MILLIONS) $5.1 Q1 2024 5.2% OF NET SALES YoY GROWTH See Appendix for a reconciliation from Net Income and Net Income Margin to Adjusted EBITDA and Adjusted EBITDA Margin $97.7 $97.3 Q1 2023 Q1 2024 Q1 NET SALES ($ MILLIONS) -0.4% YoY First Quarter 2024 Financial Summary

CONFIDENTIAL $2,742 $2,402 Q1 2023 Q1 2024 11 Q1 AVERAGE ORDER VALUE ª Strong order growth demonstrates effectiveness in customer acquisition and retention, brand resonance and strong omnichannel performance across our products ª ASP for engagement rings, wedding bands and fine jewelry up y/y in Q1 ª AOV moderation is expected as fine jewelry continues to become a larger part of the product mix +13.7% 35.6 40.5 Q1 2023 Q1 2024 Q1 TOTAL ORDERS (IN THOUSANDS) First Quarter 2024 Financial Results ORDER GROWTH

Continued Brand Success

- Launched our partnership with legendary conservationist Dr. Jane Goodall in support of the Jane Goodall Institute
- Executed Valentine's Day 'Real Love' campaign featuring customer love stories resulting in over 50M media impressions
- Drove strongest quarter ever in social engagement, with 100% growth in social media engagement quarter-over-quarter
- Continued red-carpet success, including Sydney Sweeney at the 35th Annual GLAAD Media Awards


BRILLIANT EARTH


FOX



BRILLIANT EARTH

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CONFIDENTIAL 13 Beautifully Designed, Trend-Leading, Distinctive, Personalized Products ª Strong fine jewelry performance with 45% y/y growth in the two weeks prior to Valentine’s Day ª Double-digit y/y growth in Q1 in wedding and anniversary rings ª Leading diamond origin transparency with more than 10,000 blockchain-enabled diamonds Logan Hollowell Collaboration Logan Hollowell Collaboration

CONFIDENTIAL ª Design Your Own model and virtual inventory of hundreds of thousands of natural & lab-grown diamonds offers broad range of options for customers, while keeping balance sheet inventory low ª Inventory turns significantly higher than industry average ª Inventory ended less than 3% higher year over year even with growth of new showrooms and fine jewelry ª Quarter end cash of $147.5m was $1.5m higher year over year even after expanding showroom footprint by over 30% y/y and reducing debt principal balance 14 Business Model Drives Inventory Turns and Negative Working Capital1 Select Diamond Setting Style Metal Choice Ring Size Higher-Quality Finished Product 1Defined as current assets less cash minus current liabilities

CONFIDENTIAL Houston Detroit 15 Power of Our Omnichannel Model ª Seamless consumer experiences across digitally native and showroom environments ª Showroom experience and formats that enhance customer engagement ª Industry-leading features that optimize consumers’ experiences online ª Continue to see positive, incremental growth in metros with more than one showroom ª On track to open 3 new showrooms in 2024: two in Boston and our first street-level location in New York City

16 2024 Priorities and Outlook

CONFIDENTIAL 17 2024 Priorities 1 CONTINUE ON OUR PATH TO BECOME THE PREMIER GLOBAL JEWELRY BRAND FOR TODAY’S AND TOMORROW’S CONSUMER 2 EXPAND AND REFINE DISTINCTIVE, HIGH-QUALITY PRODUCT OFFERING 3 EXPAND AND ELEVATE OMNICHANNEL EXPERIENCE 4 INVEST TO DRIVE OPERATIONAL EFFICIENCY AND LONG-TERM SUSTAINABLE GROWTH

CONFIDENTIAL 2024 Outlook 18 Low to mid-single- digit % y/y decline NET SALES $455m–$469m NET SALES $14m–$22m ADJUSTED EBITDA Second Quarter Fiscal Year Low single- digit % Adjusted EBITDA margin ADJUSTED EBITDA

CONFIDENTIAL 19 Medium-Term Targets NET SALES GROWTH RATE: ACCELERATE TO LOW TEENS GROWTH RATE IN 2027 GROSS MARGIN: HIGH 50s % THROUGH 20272 MARKETING % OF NET SALES: BEGIN DECREASING IN 20253 ADJUSTED EBITDA MARGIN: INCREASE TO DOUBLE DIGIT MARGIN IN 20274 1

20 Appendix

CONFIDENTIAL GAAP to Non-GAAP Reconciliations ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (Unaudited and $ in 000’s) 2024 2023 2023 2022 2021 2020 Net income (loss), as reported $1,067 $(440) $4,734 $19,025 $26,256 $21,576 Interest expense 1,214 1,206 5,128 4,658 7,589 4,942 Income tax expense (benefit) 73 (13) (431) (168) (316) - Depreciation expense 1,203 951 4,200 1,922 860 646 Amortization of cloud-based software implementation costs 205 124 583 263 - - Showroom pre-opening expense 213 1,772 4,953 4,450 2,773 242 Equity-based compensation expense 2,587 2,258 9,952 8,840 2,795 46 Loss on extinguishment of debt - - - 617 - - Other (income) expense, net1 (1,477) (843) (4,949) (805) 6,601 74 Transaction costs & other expense2 - 532 2,012 180 3,926 - Adjusted EBITDA $5,085 $5,547 $26,182 $38,982 $50,484 $27,526 Net income (loss) margin 1.1% (0.5)% 1.1% 4.3% 6.9% 8.6% Adjusted EBITDA margin 5.2% 5.7% 5.9% 8.9% 13.3% 10.9% 1. Other (income) expense, net consists primarily of interest and other miscellaneous income, partially offset by expenses such as losses on exchange rates on consumer payments. For the year ended December 31, 2021, it included the change in fair value of the warrant liability necessary to mark our warrants to fair market value. 2. These expenses are those that we did not incur in the normal course of business. For the years ended December 31, 2023 and 2021, these costs included a $1 million charitable contribution. For the year ended December 31, 2022 and 2021, these costs also included professional fees in connection with the evaluation and preparation for operations as a public company. 21 Source: MD&A > Non-GAAP Fin Measures Three months ended March 31, Year ended December 31,

CONFIDENTIAL